     Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Amended Quarterly Report on Form 10-Q (the “Report”) of Summit Securities, Inc. (the “Company”) for the quarter ended June 30, 2003, I, Robert A. Ness, Principal Accounting Officer (Chief Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Ness

Robert A. Ness Title: Principal Accounting Officer (Chief Financial Officer)

Summit Securities, Inc.

Date:	August 14, 2003